UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	May 24, 2013
(Date of earliest event reported)	May 22, 2013

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

	We held our 2013 annual meeting of shareholders on May 22, 2013. The matters voted upon at the meeting and the results of such voting are set forth below.

1. The individuals set forth below were elected to the Board of Directors of the Company by a majority of the votes cast to serve one-year terms expiring at our 2014 annual meeting of shareholders as follows:

	Director	Votes For	Votes Against	Abstain	Broker Non-Voters

	James C. Day	156,150,931	1,151,557	648,045	23,730,526
	Julie H. Edwards	156,316,458	1,041,319	592,756	23,730,526
	William L. Ford	152,942,290	4,338,054	670,189	23,730,526
	John W. Gibson	147,554,572	9,583,546	812,415	23,730,526
	Bert H. Mackie	152,529,433	4,792,711	628,389	23,730,526
	Steven J. Malcolm	155,969,197	1,376,439	604,897	23,730,526
	Jim W. Mogg	155,698,395	1,569,510	682,628	23,730,526
	Pattye L. Moore	152,872,312	4,480,094	598,127	23,730,526
	Gary D. Parker	153,066,252	4,257,940	626,341	23,730,526
	Eduardo A. Rodriguez	155,664,405	1,599,072	687,056	23,730,526

	2. The appointment of PricewaterhouseCoopers LLP as independent auditor for the Company for the fiscal year ending December 31, 2013, was ratified by a majority of the votes cast as follows:

		Votes For 179,938,716	Votes Against 1,031,200	Abstain 711,143

3. The proposed approval of the material terms of the performance goals for our Equity Compensation Plan for purposes of Internal Revenue Code Section 162(m) was approved by a majority of the votes cast as follows:

	Votes For 148,826,776	Votes Against 8,015,999	Abstain 1,107,430	Broker Non-Voters 23,730,854

4. The advisory vote on compensation paid to our named executive officers as disclosed in our Proxy Statement for the 2013 annual meeting, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved by a majority of the votes cast as follows:

	Votes For 150,379,761	Votes Against 4,427,991	Abstain 3,142,453	Broker Non-Voters 23,730,854

	5. The shareholder proposal regarding publication of a report on methane emissions was not approved by a majority of the votes cast as follows:

	Votes For 50,083,133	Votes Against 80,880,788	Abstain 26,986,284	Broker Non-Voters 23,730,854

Item 7.01		Regulation FD Disclosure

On May 22, 2013, we released a summary of the remarks made by John W. Gibson, chairman and chief executive officer, at our annual meeting of shareholders on May 22, 2013, regarding our 2012 performance, dividend growth expectations through 2015 and highlights of our commitment to environmental, safety and health performance. A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01		Financial Statements and Exhibits

	(d)	Exhibits

Exhibit Number	Description

99.1		News release issued by ONEOK, Inc. dated May 22, 2013 - Summary of Chairman and CEO Remarks.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	May 24, 2013	By:	/s/ Derek S. Reiners
Derek S. Reiners Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	News release issued by ONEOK, Inc. dated May 22, 2013 - Summary of Chairman and CEO Remarks.

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